UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2021

LM FUNDING AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-37605 (Commission File Number)	47-3844457 (IRS Employer Identification No.)

1200 West Platt Street, Suite 1000 Tampa, Florida 33606 (Address of principal executive offices, including zip code) (813) 222-8996 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading symbol	Name of each exchange on which registered
Common Stock par value $0.001 per share	LMFA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On December 27, 2021, LM Funding America, Inc. (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation, as amended, of the Company with the Secretary of State of the State of Delaware (the “Certificate of Amendment”). The Certificate of Amendment, which was approved by the Company’s stockholders on December 23, 2021, as discussed under Item 5.07, below, increases the total number of the Company’s authorized shares of common stock, par value $0.001 per share (the “Common Stock”) from 30,000,000 to 350,000,000 shares and increases the number of the Company’s authorized shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), from 5,000,000 to 150,000,000 shares.

The Certificate of Amendment is also described in the Company’s Definitive Proxy Statement filed on November 17, 2021, as supplemented on December 6, 2021 (the “Proxy Statement”), in the section entitled “PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION.” The Certificate of Amendment, which became effective when it was filed on December 27, 2021, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

On December 10, 2021, as previously disclosed, the Company convened its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) and adjourned the Annual Meeting without any business being conducted until 3:00 p.m. EST on Thursday, December 23, 2021, due to lack of a quorum. On December 23, 2021, the Company resumed and reconvened the Annual Meeting.

The Company’s Proxy Statement included six proposals to be voted on by the stockholders at the Annual Meeting, and details regarding each proposal may be found in the Proxy Statement. On the record date of October 19, 2021, there were 11,730,075 shares of Common Stock outstanding and eligible to vote. At the Annual Meeting, the stockholders: (i) elected the two persons identified below to serve as Class II directors of the Company to hold office until the third annual meeting of stockholders following their election; (ii) ratified the appointment of Malone Bailey LP as the independent registered public accounting firm of the Company; (iii) approved the Certificate of Amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 30,000,000 to 350,000,000 shares and the number of authorized shares of Preferred Stock from 5,000,000 to 150,000,000 shares; (iv) approved the LM Funding America, Inc. 2021 Omnibus Incentive Plan; (v) approved, on an advisory basis, the compensation of the Company’s named executive officers; and (vi) recommended, on an advisory, non-binding basis, that the frequency of the vote on the compensation of our named executive officers be every three years.

Proposal 1: Election of directors

The two nominees for election as Class II directors were elected based upon the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes
Douglas I. McCree	6,170,650	151,858	2,142,493
Joel E. Rodgers	6,189,189	133,319	2,142,493

Proposal 2: Ratification of independent registered public accounting firm

The appointment of Malone Bailey LP to serve as the Company’s independent registered accounting firm for fiscal year 2021 was ratified as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
8,195,549	260,453	8,999	-

Proposal 3: Approval of the amendment to the Company’s Certificate of Incorporation

The proposal to approve the Certificate of Amendment to the Certificate of Incorporation, as amended, of the Company was approved as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,020,519	296,708	5,281	2,142,493

Proposal 4: Approval of the LM Funding America, Inc. 2021 Omnibus Incentive Plan

The proposal to approve the LM Funding America, Inc. 2021 Omnibus Incentive Plan was approved as follows:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,112,417	195,543	14,548	2,142,493

Proposal 5: Approval, on an advisory, non-binding basis, of the compensation of our named executive officers

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved by the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
6,106,151	200,382	15,975	2,142,493

Proposal 6: Approval, on an advisory, non-binding basis, of the frequency of the vote on the compensation of our named executive officers

The Company’s stockholders recommended, on an advisory basis, to hold an advisory vote on the compensation of the Company’s named executive officers every three years by the votes set forth in the table below:

One-Year Frequency	Two-Year Frequency	Three-Year Frequency	Abstain
308,411	125,659	5,865,012	23,426

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of LM Funding America, Inc.

EX-104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

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Forward-Looking Statements

This Current Report on Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainty. Words such as “anticipate,” “estimate,” “expect,” “intend,” “plan,” and “project” and other similar words and expressions are intended to signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions but rather are subject to various risks and uncertainties. Such statements are based on the Company’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Investors are cautioned that there can be no assurance actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various risks and uncertainties. Investors should refer to the risks detailed from time to time in the reports the Company files with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as other filings on Form 10-Q and periodic filings on Form 8-K, for additional factors that could cause actual results to differ materially from those stated or implied by such forward-looking statements. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LM Funding America, Inc.
	By:	/s/ Richard Russell Richard Russell Chief Financial Officer
Dated: December 28, 2021